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EXHIBIT 99.4

ABN AMRO BANK N.V., LONDON BRANCH
199 BISHOPSGATE
LONDON
EC2M 3XW

WaMu Mortgage Pass-Through Certificates
Series WMALT 2006-AR1 Trust
c/o LaSalle Bank National Association, as Trustee
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603

DATE: January 27, 2006

RE: Interest Rate CAP Transaction

------------------------------------------------------------------------

Dear Sir/Madam,

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the  transaction entered into on the Trade Date specified below (the "Transaction") between ABN AMRO Bank N.V. (“ABN AMRO”) and LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series WMALT 2006-AR1 Trust (the “Trust” or “Counterparty”) under the Pooling and Servicing Agreement, dated as of January 1, 2006, among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee (as amended from time to time, the “PSA”).

This Agreement constitutes the “New Confirmation” referenced in the Novation Agreement, dated as of January 27, 2006, among ABN AMRO, the Trust and Washington Mutual Bank (“WaMu Bank”), pursuant to which WaMu Bank novated to the Trust all of its rights, liabilities, duties and obligations under the transaction with ABN AMRO (Reference Number MUREX 1570017.1570018) with the original Trade Date of January 23, 2006 (“Original Transaction”).  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement, and supersedes all previous confirmations relating to this Transaction.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”) are incorporated into this Agreement.  This Agreement shall constitute a “Confirmation” for the purposes of, supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the 1992 version) (the "ISDA Form Master Agreement”) as if we had executed such agreement in such form on the Trade Date of this Transaction, with the selections and designation set forth under Paragraph 5 - SCHEDULE PROVISIONS below, but without any other completion of or modification to the Schedule. In the event of any inconsistency between the Definitions and the terms of this Agreement or the ISDA Form Master Agreement, this Agreement will govern for purposes of this Transaction.  For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

1.  The terms of the particular Transaction to which this Agreement relates are as follows:

  Notional Amount                   : With respect to any Calculation Period, the lesser of:

(i)              USD 651,318,532.00 – subject to adjustment as set out in Schedule I attached hereto for each Calculation Period, and

(ii)   The outstanding Class A-1A, Class A-1B, and Class A-1C Principal Balances (as defined in the PSA) immediately prior to the last day of such Calculation Period; provided, however, that if the holder of any portion of the Class A-1A, Class A-1B, and Class A-1C Certificates on the related Record Date (as defined in the PSA) is Washington Mutual Bank or any of its affiliates (each, a "WM Entity"), (i) such WM Entity shall not be entitled to retain any portion of the Floating Rate Payer payment amount received by it pursuant to this Agreement and the PSA, (ii) ABN AMRO, shall be entitled to be repaid such portion of the Floating Rate Payer payment amount; and (iii) any Floating Rate Payer payment amount that is received by a WM Entity shall be returned by such WM Entity to ABN AMRO as soon as it becomes aware of such payment. Other than the return of such payment, neither the WM Entity nor ABN AMRO shall incur any penalty or liability hereunder with respect to such payment.

    Trade Date                        : JANUARY 23, 2006

    Effective Date                    : FEBRUARY 25, 2006

    Termination Date                  : AUGUST 25, 2016

    FIXED AMOUNTS (PREMIUM)           : Inapplicable.  Premium paid to ABN AMRO under the Original Transaction.

    FLOATING AMOUNTS

    Floating Rate Payer                : ABN AMRO

Floating Rate Payer

Period End Dates                  : The 25th Day of each month commencing March 25, 2006 and ending on the Termination Date, with No Adjustment.

    Floating Rate Payer

    Payment Dates                     : Early Payment, two (2) Business Days prior to each Floating Rate Payer Period End Date.

    CAP Rate (% Per Annum)            : With respect to each Calculation Period, as set out in Schedule I attached hereto.

    Floating Rate Day Count Fraction  : ACTUAL/360

    Floating Rate Option              : USD-LIBOR-BBA; provided, however,

that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 10.2500%, then the Floating Rate for such Calculation Period shall be deemed equal to 10.2500%;

    Designated Maturity               : 1 MONTH

    Reset Dates                       : The first day of each

                                        Calculation Period

    Business Days                     : NEW YORK

    Calculation Agent                 : ABN AMRO

3.  ACCOUNT DETAILS:

    Payments to ABN AMRO

    Correspondent Bank                : ABN AMRO BANK NV NEW YORK

    Favour                            : ABN AMRO BANK NV LONDON

    A/c                               : /661001036741

    Ref                               : DCM

    Payments to the Counterparty

    Correspondent Bank                : LaSalle Bank National Association

    Account Number                    : ABA # 071000505

    for A/c of                        : LaSalle CHGO/CTR/BNF:/LaSalle Trust

    Correspondents A/c                : Trust Account # 723387.2

                                         Attn: Robert Waddell - 6257

4.  OFFICES

    ABN AMRO                          : LONDON BRANCH

    Counterparty                      : CHICAGO

5.  OTHER PROVISIONS:

    (A)  SCHEDULE PROVISIONS.    The following elections in, and modifications to, the Schedule shall be made:

1)     The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)     Termination Provisions. For purposes of the Master Agreement:

(a)                "Specified Entity" is not applicable to ABN AMRO or Counterparty for any purpose.

(b)                The “Breach of Agreement” provision of Section 5(a)(ii) will not apply to ABN AMRO or Counterparty.

(c)                The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to ABN AMRO or Counterparty.

(d)                The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to ABN AMRO or Counterparty.

(e)                "Specified Transaction" is not applicable to ABN AMRO or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to ABN AMRO or Counterparty.

(f)                The "Cross Default" provisions of Section 5(a)(vi) will not apply to ABN AMRO or to Counterparty.

       (g)     Section 5 (a) (vii) is modified by deleting clause (2) thereof.

       (h)     The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to ABN AMRO or Counterparty.

(i)     The "Automatic Early Termination" provision of Section 6(a) will not apply to ABN AMRO or to Counterparty.

(j)     Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)                Market Quotation will apply.

(ii)             The Second Method will apply.

(k)    "Termination Currency" means United States Dollars.

3)     Tax Representations: Not applicable.

4)     Documents to be Delivered. For the purpose of Section 4(a):

(a)              Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
ABN AMRO and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding on account of any Tax or with such deduction or withholding at a reduced rate.

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(b)              Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by §3(d) Representation
ABN AMRO and the Counterparty

Any documents which evidence the authority of each signatory to this Agreement and each Credit Support Document (if any) signing on its behalf and the authority of such party to enter into Transaction contemplated and performance of its obligations hereunder.

		Concurrently with the execution and delivery of this Agreement.	Yes
ABN AMRO and the Counterparty

Incumbency Certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute this Agreement which sets forth the specimen signatures of each signatory to this Agreement, and each Credit Support Document (if any) signing on its behalf.

		Concurrently with the execution and delivery of this Agreement unless previously delivered and still in full force and effect.	Yes
Counterparty	An executed copy of the Trust Agreement and PSA.	Within 30 days after the date of this Agreement.	No
Counterparty

Each material amendment, supplement or waiver of the Trust Agreement or the PSA, as proposed from time to time, or any other amendment or modification of the Trust Agreement or PSA that requires the written consent of ABN AMRO under the terms of the Trust Agreement or the PSA.

		Promptly upon learning of any proposed amendment, supplement or waiver.	No

5)     Miscellaneous:

(a)    Address for Notices: For the purposes of Section 12(a) of this Agreement: Address for notices or communications to ABN AMRO:

With respect to the Transaction:

ABN AMRO Bank N.V., London Branch

199 Bishopsgate,

London EC2M 3XW,

United Kingdom

Attention: Fixed Income Derivatives Documentation

Telex: 887366     Answerback: ABNALN G

Fax:   44 20 7857 9428

Telephone:                 44 20 7678 3311

Electronic Messaging System Details: Swift ABNA GB 2L

       With a copy to (and for all other purposes):

ABN AMRO Bank N.V., Chicago Branch

Global Documentation Unit

540 W. Madison Street, 22nd Floor

Chicago, IL   60661

Attention:    Treasury Documentation

Telephone:    312-904-5214

Fax:          312-904-0392

Address for notices or communications to the Counterparty:

Address:      LaSalle Bank NA,

              Global Securities & Trust Services

              135 S. LaSalle St. Ste. 1625

Chicago, IL 60603

Attention:    Robert Waddell

Facsimile:    312-904- 1368

Phone:        312-904- 6257

(b)    Process Agent. For the purpose of Section 13(c):

ABN AMRO appoints as its

Process Agent:              Not Applicable

The Counterparty appoints as its

Process Agent:              Not Applicable

(c)              Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)              Multibranch Party. For the purpose of Section 10(c) of this Agreement:

ABN AMRO is not a Multibranch Party and may act through its London Office only.

The Counterparty is not a Multibranch Party.

(e)              Credit Support Document. Not applicable for either ABN AMRO or the Counterparty.

(f)              Credit Support Provider.

ABN AMRO: Not Applicable
The Counterparty: Not Applicable

(g)              Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(h)              Amendment; Consent. Section 9(b) of the printed ISDA Form Master Agreement is amended modified by adding the following at the end of such Section:

No amendment, modification or waiver in respect of this Master Agreement will be effective unless the Rating Agency Condition is satisfied.

(i)              Additional Transactions or Amendment to Current Transaction Absent Consent. No Transaction between ABN AMRO and the Counterparty (other than the Transaction relating to the Relevant Certificates originally entered into in connection with the execution of this Agreement) shall be entered into, nor shall any amendment, assignment, transfer, modification or waiver in respect of any such Transaction or the Confirmation thereof be entered into unless the Rating Agency Condition is satisfied.

(j)              Non-Petition. ABN AMRO hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(l)    Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(m)    Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording.

(n)              Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(o)              Additional Definitional Provisions.

As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act having consulted with (i) Moody’s and having received from Moody’s, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates; and (ii) S&P and having received from S&P, a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Relevant Certificates

“Moody’s” means Moody’s Investors Service, Inc., or any successor.

“S&P” Standard and Poor’s Ratings Services a division of The McGraw-Hill Companies, Inc. or any successor

“Relevant Certificates” means the Class A-1A, Class A-1B, Class A-1C Certificates.

(p)              Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by LaSalle Bank National Association not in its individual capacity but solely as Trustee under the PSA referred to in this Agreement in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall LaSalle Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements of LaSalle Bank National Association.

(q)              Downgrade of ABN AMRO. If a Ratings Event (as defined below) shall occur and be continuing with respect to ABN AMRO, then ABN AMRO shall (A) within 5 Business Days of such Ratings Event, give notice to the Counterparty of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) ABN AMRO's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Consent (as defined below). Unless such a transfer by ABN AMRO has occurred within 20 Business Days after the occurrence of a Ratings Event, the Counterparty shall demand that ABN AMRO post Eligible Collateral (as designated in the approved Credit Support Annex), to secure the Counterparty's exposure or potential exposure to ABN AMRO, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of the Counterparty's demand therefor. The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Consent. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless ABN AMRO is no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, ABN AMRO shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that ABN AMRO's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to ABN AMRO. For the purpose hereof, a "Ratings Event" shall occur with respect to ABN AMRO if the long-term and short-term senior unsecured deposit ratings of ABN AMRO cease to be at least "AA-" and "A-1" by Standard& Poor's Ratings Service ("S&P") and at least "Aa3" and "P-1" by Moody's Investors Service, Inc. ("Moody's") and at least "AA-" and "F1" by Fitch, Inc. ("Fitch"), to the extent such obligations are rated by S&P and Moody's and Fitch. "Rating Agency Consent" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by ABN AMRO to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which ABN AMRO shall be the sole Affected Party.

6)     "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that ABN AMRO shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(B) RELATIONSHIP BETWEEN THE PARTIES

    Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a

    written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

    (i)    Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that

           Transaction and as to whether that Transaction is appro-

           priate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication (written or oral) of the

           other party as investment advice or as a recommendation

           to enter into that Transaction; it being understood that

           information and explanation related to the terms and

           conditions of a Transaction shall not be considered

           investment advice or a recommendation to enter into that

           Transaction.  No communication (written or oral) received

           from the other party shall be deemed to be an assurance

           or guarantee as to the expected results of that Transaction;

    (ii)   Assessment and Understanding.  It is capable of assessing

           the merits of and understanding (on its own behalf or

           through independent professional advise), and understands

           and accepts the terms, conditions and risks of that

           Transaction.  It assumes the risks of that Transaction;

    (iii)  Status of Parties.  The other party is not acting as a fiduciary or an adviser to it in respect of that

           Transaction

    (iv)   Consultation.  Discussions of termination or limitation of risk with respect to the Transaction and/or provision by a party of indicative valuations, financial analyses or other statements of valuation and risk based on market movements

           (i) are based only on the party's business and experience as a provider of financial services, (ii) are subject only to the duty of each party to act in good faith and to no other duty and (iii) do not constitute guarantees or assurances of financial results or commitments to terminate or otherwise limit exposure under the Transaction, it being understood

           that each party undertakes duties, liabilities or

           obligations under the Agreement or in respect of the

           Transaction only through written documentation expressly so undertaking and signed by its duly authorised officer; and

    (v)    Awareness.  In so far as Party B is not acting as a dealer or a market professional in the relevant market, the

           transaction is entered in to in accordance with its

           authorised policies for purposes of hedging  or managing

           its assets, liabilities and/or investments or in connection with a line of business (and not for speculation).

SCHEDULE I

Calculation Period End Date:	USD Notional Amount:	PARTY A CAP RATE (% PER ANNUM)

25-Mar-2006

25-Apr-2006

25-May-2006

25-Jun-2006

25-Jul-2006

25-Aug-2006

25-Sep-2006

25-Oct-2006

25-Nov-2006

25-Dec-2006

25-Jan-2007

25-Feb-2007

25-Mar-2007

25-Apr-2007

25-May-2007

25-Jun-2007

25-Jul-2007

25-Aug-2007

25-Sep-2007

25-Oct-2007

25-Nov-2007

25-Dec-2007

25-Jan-2008

25-Feb-2008

25-Mar-2008

25-Apr-2008

25-May-2008

25-Jun-2008

25-Jul-2008

25-Aug-2008

25-Sep-2008

25-Oct-2008

25-Nov-2008

25-Dec-2008

25-Jan-2009

25-Feb-2009

25-Mar-2009

25-Apr-2009

25-May-2009

25-Jun-2009

25-Jul-2009

25-Aug-2009

25-Sep-2009

25-Oct-2009

25-Nov-2009

25-Dec-2009

25-Jan-2010

25-Feb-2010

25-Mar-2010

25-Apr-2010

25-May-2010

25-Jun-2010

25-Jul-2010

25-Aug-2010

25-Sep-2010

25-Oct-2010

25-Nov-2010

25-Dec-2010

25-Jan-2011

25-Feb-2011

25-Mar-2011

25-Apr-2011

25-May-2011

25-Jun-2011

25-Jul-2011

25-Aug-2011

25-Sep-2011

25-Oct-2011

25-Nov-2011

25-Dec-2011

25-Jan-2012

25-Feb-2012

25-Mar-2012

25-Apr-2012

25-May-2012

25-Jun-2012

25-Jul-2012

25-Aug-2012

25-Sep-2012

25-Oct-2012

25-Nov-2012

25-Dec-2012

25-Jan-2013

25-Feb-2013

25-Mar-2013

25-Apr-2013

25-May-2013

25-Jun-2013

25-Jul-2013

25-Aug-2013

25-Sep-2013

25-Oct-2013

25-Nov-2013

25-Dec-2013

25-Jan-2014

25-Feb-2014

25-Mar-2014

25-Apr-2014

25-May-2014

25-Jun-2014

25-Jul-2014

25-Aug-2014

25-Sep-2014

25-Oct-2014

25-Nov-2014

25-Dec-2014

25-Jan-2015

25-Feb-2015

25-Mar-2015

25-Apr-2015

25-May-2015

25-Jun-2015

25-Jul-2015

25-Aug-2015

25-Sep-2015

25-Oct-2015

25-Nov-2015

25-Dec-2015

25-Jan-2016

25-Feb-2016

25-Mar-2016

25-Apr-2016

25-May-2016

25-Jun-2016

25-Jul-2016

25-Aug-2016

651,318,532.00

641,555,143.00

631,967,208.00

622,519,665.00

613,210,296.00

604,036,527.00

594,995,108.00

586,081,369.00

577,292,008.00

568,604,564.00

559,951,096.00

551,408,664.00

542,989,109.00

534,693,449.00

526,516,390.00

518,451,183.00

510,427,673.00

502,415,916.00

494,322,398.00

485,999,040.00

477,751,129.00

469,618,178.00

461,446,740.00

453,399,862.00

445,434,729.00

437,589,024.00

429,276,243.00

420,894,091.00

412,095,730.00

403,096,864.00

394,244,871.00

385,556,704.00

376,930,271.00

368,458,757.00

360,138,638.00

351,975,631.00

343,966,825.00

336,109,361.00

328,400,435.00

320,837,293.00

313,417,232.00

306,137,602.00

298,995,799.00

291,989,269.00

286,420,057.00

280,955,388.00

275,593,318.00

270,331,936.00

265,169,367.00

260,103,773.00

255,133,347.00

250,256,318.00

245,470,945.00

240,775,523.00

236,168,374.00

231,647,856.00

227,212,354.00

222,860,284.00

218,590,091.00

214,400,250.00

210,289,263.00

206,255,660.00

202,297,999.00

198,414,864.00

194,604,866.00

190,866,640.00

187,198,849.00

183,600,178.00

180,069,339.00

176,605,066.00

173,206,117.00

169,871,273.00

166,599,339.00

163,389,140.00

160,239,523.00

157,149,359.00

154,117,536.00

151,142,967.00

148,224,581.00

145,361,330.00

142,552,183.00

139,796,131.00

137,092,180.00

134,439,359.00

131,836,711.00

129,283,299.00

126,778,202.00

124,320,518.00

121,909,359.00

119,543,857.00

117,223,157.00

114,946,421.00

112,712,827.00

110,521,569.00

108,371,853.00

106,262,903.00

104,193,955.00

102,164,261.00

100,173,087.00

98,219,710.00

96,303,424.00

94,423,533.00

92,579,356.00

90,770,224.00

88,995,481.00

87,254,481.00

85,546,593.00

83,871,196.00

82,227,680.00

80,615,449.00

79,033,916.00

77,482,504.00

75,960,648.00

74,467,795.00

73,003,401.00

71,566,930.00

70,157,859.00

68,775,673.00

67,419,868.00

66,089,949.00

64,785,429.00

63,505,831.00

62,250,686.00

61,019,536.00

59,811,930.00

58,627,424.00

9.10537

8.24232

8.52977

8.24241

8.52987

8.24250

8.24254

8.53001

8.24263

8.53011

8.24273

8.24278

9.16670

8.24287

8.53034

8.24293

8.53025

8.24256

8.24232

8.52953

8.24194

8.52914

8.24156

8.24138

8.83577

8.24104

8.52823

8.24068

8.52794

8.24056

8.24054

8.52787

8.24052

8.52788

8.24053

8.24054

9.16417

8.24055

8.52791

8.24056

8.52792

8.24057

8.24058

8.52794

8.24059

8.52795

8.24060

8.24061

9.16425

8.24062

8.52798

8.24063

8.52799

8.24065

8.24065

8.52801

8.24066

8.52803

8.24068

8.24068

9.16434

8.24070

8.52806

8.24071

8.52807

8.24072

8.24073

8.52810

8.24074

8.52811

8.24076

8.24077

8.83531

8.24078

8.52815

8.24079

8.52816

8.24081

8.24082

8.52818

8.24083

8.52820

8.24085

8.24085

9.16452

8.24087

8.52824

8.24088

8.52825

8.24090

8.24091

8.52828

8.24092

8.52829

8.24094

8.24095

9.16463

8.24096

8.52834

8.24098

8.52835

8.24099

8.24100

8.52838

8.24102

8.52840

8.24104

8.24104

9.16474

8.24106

8.52844

8.24108

8.52846

8.24110

8.24111

8.52848

8.24112

8.52850

8.24114

8.24115

8.83572

8.24117

8.52855

8.24119

8.52857

8.24121

Please confirm that the foregoing correctly sets forth the terms of our our agreement by a return fax/telex to ABN Amro Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number        :0044 207 8579428/9430

Telephone Number  :0044 207 6783311/3196

Yours faithfully,

/s/ Bob Furlong	/s/ Clifford Bullock

By:-------------------------------------------- By:-------------------------------------------------

  ABN AMRO Bank N.V.

Name: Bob Furlong	Name: Clifford Bullock
Title: Authorized signature	Title: Authorized signature

LaSalle Bank National Association, not in its individual capacity, but solely as Trustee on behalf of WaMu Mortgage Pass-Through Certificates Series WMALT 2006-AR1 Trust under the PSA

   By: /s/ Rita Lopez

   Name: Rita Lopez

   Title: Assistant Vice President